EXHIBIT 10.33

FIRST AMENDMENT

TO THE

TELLABS ADVANTAGE PROGRAM

Effective as set forth below, this Amendment is made on the 31st day of October, 2003, by Tellabs Operations, Inc. (the "Corporation"), a Delaware corporation;

        WHEREAS, the Company executed the Tellabs Operations, Inc. Written Consent of Directors (the “Consent”) dated October 31, 2003, in order to merge the Vivace Networks, Inc. 401(k) Retirement Plan (“Vivace Plan”) into the Tellabs Advantage Program (“Tellabs Program”) effective as of November 1, 2003;

        WHEREAS, the Company executed the Special Amendment to the Vivace Networks, Inc. 401(k) Retirement Plan dated October 31, 2003 to eliminate all optional forms of distribution of benefits under the Vivace Plan by February 1, 2004;

        WHEREAS, the Company desires to amend the Tellabs Program to comply with Section 411(d)(6) of the Code by allowing former Participants of the Vivace Plan to choose among the optional forms of benefits currently available to them until January 31, 2004; and

        WHEREAS, the Company desires to amend the Tellabs Program pursuant to Article Eleven thereof.

        NOW, THEREFORE, the sections of the Tellabs Program set forth below are amended as follows, with the changes indicated by double underline. All sections of the Tellabs Program shall remain in full force and effect.

1.     Section 1.4 (Definitions) is hereby amended to add the following terms:

        “Vivace Accounts” means the Vivace Participant’s funds which were transferred from the Vivace Plan to the Trust Fund as a result of the merger of the Vivace Plan into the Plan effective November 1, 2003.

"Vivace Acquisition Date" means the date of the acquisition of Vivace Networks, Inc. by Tellabs, Inc.,

June 18, 2003.

        “Vivace Participant” means employees of Vivace Networks, Inc. or any subsidiary thereof who were participants in the Vivace Plan on October 31, 2003 and whose Vivace Accounts were subsequently transferred from the Vivace Plan to the Trust Fund as a result of the merger of the Vivace Plan into the Plan effective November 1, 2003.

        “Vivace Plan” means the Vivace Networks, Inc. 401(k) Retirement Plan as in effect on the Vivace Acquisition Date, and as amended from time to time thereafter up to and including its merger into the Plan effective November 1, 2003.

2.     Section 1.4 (Definitions) the definition of “Eligible Employee” is hereby deleted and replaced with the following:

        “Eligible Employee” means any employee of the Employer but excluding any employee who is (1) a Member of a Collective Bargaining Unit; (2) an individual providing services to the Employer in the capacity of, or who is or was designated by the Employer as, a Leased Employee, an independent contractor, intern or a Limited Term Employee; or (3) are non-resident aliens who receive no earned income from the Employer which constitutes income from services within the United States. Notwithstanding the foregoing, any employee of Salix Technologies, Inc. or any subsidiary thereof who was eligible to participate in the Salix Plan as of May 19, 2000 will be considered an Eligible Employee as of May 19, 2000. Notwithstanding the foregoing, any individual employed by Coherent Communications Systems Corporation or any subsidiary thereof as of the Coherent Acquisition Date, or thereafter until December 31, 1998, shall not become an Eligible Employee until January 1, 1999. Notwithstanding the foregoing, any individual employed by Ocular Networks, Inc. or any subsidiary thereof who was eligible to participate in the Ocular Plan as of the Ocular Acquisition Date shall not become an Eligible Employee until April 1, 2002. Notwithstanding the foregoing, any individual employed by Vivace Networks, Inc. or any subsidiary thereof who was eligible to participate in the Vivace Plan as of the Vivace Acquisition Date shall not become an Eligible Employee until November 1, 2003.

3.     Section 1.4 (Definitions) subsection (e) of the definition of “Service” is hereby deleted and replaced with the following:

    (e)        Recognition of Services under Salix Plan, Coherent Plan, Ocular Plan and Vivace Plan. Solely with respect to former Salix Participants, Coherent Participants, Ocular Participants and Vivace Participants, each such Participant’s period of service shall include such period or periods of employment previously credited to that Participant under the Salix Plan, Coherent Plan, Ocular Plan or Vivace Plan, as applicable; provided, however, that in no event shall any service prior to January 6, 1975 be deemed Service hereunder.

4.     Section 2.1 (Eligibility Requirements) is hereby amended to add subsection (j) as follows:

    (j)        Notwithstanding the foregoing provisions of this Section 2.1 (Eligibility Requirements) a Vivace Participant who is an Eligible Employee on November 1, 2003 shall become a Participant as of that date.

5.     Section 5.1 (Participant’s Accounts), subsection (a) is hereby deleted and replaced with the following:

    (a)        For each Participant there shall be maintained as appropriate a separate Retirement Account, a separate Profit Sharing Account (which shall, if applicable, consist of separate pre-1993 and post-1992 sub-accounts as prescribed by the Administrative Committee), a separate Matching Account, a separate After-Tax Account (which shall, if applicable, consist of a separate pre-1987 After-Tax sub-account and a separate post-1986 After-Tax sub-account as prescribed by the Administrative Committee), a separate Before-Tax Account (which shall, if applicable, consist of separate basic and supplemental sub-accounts as prescribed by the Administrative Committee), and a separate Rollover Account. Effective April 1, 1999, for each Coherent Participant, there shall also be maintained as appropriate a separate Coherent Before-Tax Account (which shall consist of a balance of the Coherent Participant’s pre-tax contribution account under the Coherent Plan), a separate Coherent Employer Account (which shall consist of the balance of the Coherent Participant’s matching and profit sharing accounts under the Coherent Plan) and a separate Coherent Rollover Account. Effective May 19, 2000, for each Salix Participant, there shall also be maintained as appropriate a separate Salix Before-Tax Account (which shall consist of a balance of the Salix Participant’s pre-tax contribution account under the Salix Plan), a separate Salix Employer Account (which shall consist of the balance of the Salix Participant’s matching and profit sharing accounts under the Salix Plan) and a separate Salix Rollover Account. Effective June 28, 2002, for each Ocular Participant, there shall also be maintained as appropriate a separate Ocular Account (which shall consist of the balance of an Ocular Participant’s funds which were transferred from the Ocular Plan to the Trust Fund as a result of the merger of the Ocular Plan into the Plan). Effective November 1, 2003, for each Vivace Participant, there shall also be maintained as appropriate a separate Vivace Account (which shall consist of the balance of a Vivace Participant’s funds which were transferred from the Vivace Plan to the Trust Fund as a result of the merger of the Vivace Plan into the Plan). Effective July 1, 2003, for each Active Participant there shall also be established a Company Contribution Account. Each Account (including any sub-accounts) shall be credited with the amount of contributions, interest and earnings of the Trust Fund allocated to such Account and shall be charged with all distributions, withdrawals and losses of the Trust Fund allocated to such Account.

6.     Section 5.2 (Participant Accounts), subsection (c)(i) is hereby deleted and replaced with the following:

    (i)        Subject to subsection (iii) below, the Investment Committee shall direct the Trustee to invest each Participant’s Accounts from time to time among the Funds as the Participant may elect. A Participant may elect to have a uniform percentage of his Company Contribution Account, Retirement Account, Profit Sharing Account, After-Tax Account, Matching Account, Before-Tax Account, Rollover Account, effective as of April 1, 1999, each of his Coherent Accounts (excluding the value of any loan credited to any such Account), effective as of May 19, 2000, each of his Salix Accounts (excluding the value of any loan credited to any such Account), effective as of June 28, 2002, his Ocular Account (excluding the value of any loan credited to such Account) and effective as of November 1, 2003, his Vivace Account (excluding the value of any loan credited to such Account) credited in increments of 1% to one or more of the Funds. All contributions to his Company Contribution Account, Retirement Account, Profit Sharing Account, After-Tax Account, Matching Account, Before-Tax Account, and Rollover Account shall be credited to such Funds in accord with such election.

7.     Section 5.2 (Participant Accounts), subsection (c)(ii) is hereby deleted and replaced with the following:

    (ii)        Subject to subsection (iii) and (vi) below and to any restriction on transfer which result from the investment medium chosen for a Fund, a Participant may elect to transfer in multiples of 1% a uniform percentage of his Company Contribution Account, Retirement Account, Profit Sharing Account, Matching Account, After-Tax Account, Before-Tax Account, Rollover Account, effective as of April 1, 1999, each of his Coherent Accounts (excluding the value of any loan credited to any such Account), effective as of May 19, 2000, each of his Salix Accounts (excluding the value of any loan credited to any such Account), effective as of June 28, 2002, his Ocular Account (excluding the value of any loan credited to any such Account) and effective as of November 1, 2003, his Vivace Account (excluding the value of any loan credited to any such Account) held in any Fund to one or more different Funds. Any such election shall not affect any prior election under subsection (i) above. Loans made pursuant to Section 7.11 (Loans) shall be treated as segregated investments from the Participant’s applicable Accounts, transferred to and from various Funds in accord with uniform rules established by the Administrative Committee.

8.     Section 6.1 (General Rule) subsection (a) is hereby deleted and replaced with the following:

    (a)        an amount equal to the value of the Units credited to the Participant’s Profit Sharing Account attributable to pre-1993 contributions, Before-Tax Account, Matching Account, Company Contribution Account, After-Tax Account, Rollover Account, Coherent Before-Tax Account, Coherent Rollover Account, Salix Before-Tax Account, Salix Employer Account, Salix Rollover Account, Ocular Account and Vivace Account plus any of the Participant’s Before-Tax Contributions and After-Tax Contributions made to the Trust Fund but not included in the Participant’s Units as of such Valuation Date; and

9.     Section 7.1 (Commencement and Form of Distributions) subsection (d) is hereby amended by adding the following new paragraph (iv) immediately following the last paragraph in subsection (d):

    (iv)        Notwithstanding the above provisions, all Tellabs Plan Participants who had been Vivace Participants immediately prior to the merger of such Vivace Plan into the Tellabs Plan on November 1, 2003 and their Beneficiaries shall be allowed to choose an alternate distribution option for their Vivace Account in accordance with the terms of the Vivace Plan until January 1, 2004. After close of business on December 31, 2003, all Vivace Participants will no longer be entitled to choose optional forms of distributions in accordance with the Vivace Plan and will be entitled to choose either a rollover or lump sum distribution as provided for in (i) above.

10.     Section 7.4 (Distributions to Beneficiaries) subsection (a) is hereby deleted and replaced with the following:

    (a)        Except as otherwise provided in this Section 7.4, the balance of a deceased Participant’s Accounts other than the Retirement Account; prior to February 1, 2002, his Salix Accounts and Coherent Accounts; prior to September 5, 2002 his Ocular Account; and prior to February 1, 2004 his Vivace Account which are distributable to a beneficiary shall be distributed in one or more of the forms described in subsection 7.1(d)(i) or 7.1(d)(ii) above, in accordance with an effective designation filed by the Participant with the Administrative Committee or, if no such designation has been filed, in one of such forms as the beneficiaries shall request.

11.     Section 7.10 (Distribution of Participant’s After-Tax Account, Rollover Account, Salix Rollover Account, Coherent Rollover Account and Ocular Account Prior to Termination of Employment.) the Section heading is hereby deleted and replaced with the following:

        (Distribution of Participant’s After-Tax Account, Rollover Account, Salix Rollover Account, Coherent Rollover Account, Ocular Account and Vivace Account Prior to Termination of Employment).

12.     Section 7.10 (Distribution of Participant’s After-Tax Account, Rollover Account, Salix Rollover Account, Coherent Rollover Account, Ocular Account and Vivace Account Prior to Termination of Employment) subsection (c) is hereby deleted and replaced with the following:

    (c)        An amount not to exceed the balance in the Participant’s Rollover Contribution Account, Salix Rollover Account, Coherent Rollover Account, Ocular Account and Vivace Account provided that no such distribution shall reduce the Participant’s Accounts to an amount equal to the amount of any unpaid loan made pursuant to Section 7.11 (Loans).

13.     Section 7.10 (Distribution of Participant’s After-Tax Account, Rollover Account, Salix Rollover Account, Coherent Rollover Account, Ocular Account and Vivace Account Prior to Termination of Employment) subsection (h) is hereby deleted and replaced with the following:

    (h)        Any distribution from a Participant’s Rollover Account, Salix Rollover Account, Coherent Rollover Account, Ocular Account and Vivace Account shall be deemed to be made first from the Rollover Account and then from the Salix Rollover Account, Coherent Rollover Account, Ocular Account or Vivace Account.

14.     Section 7.11 (Loans) subsection (a) is hereby deleted and replaced with the following:

    (a)        Upon the submission by the Participant of a written loan application form as prescribed by the Administrative Committee, or any other process approved by the Administrative Committee, a Participant shall be able to apply for a loan. The funds for such loan may only come from a Participant’s After-Tax Account, Before-Tax Account, Rollover Account, Coherent Before-Tax Account, Coherent Employer Account, Coherent Rollover Account, Salix Before-Tax Account, Salix Employer Account, Salix Rollover Account, Profit Sharing Account attributable to pre-1992 Profit Sharing Contributions, Ocular Account, Vivace Account and, prior to January 1, 2004, Matching Account. Participants shall not be allowed to obtain a loan from their Retirement Account, Company Contribution Account, Profit Sharing Account attributable to post-1992 Profit Sharing Contributions and, after December 31, 2003, Matching Account. If the Administrative Committee reasonably believes that the Participant either does not intend to repay the loan or lacks proper financial ability to repay the loan, it shall not grant such a loan. A Participant shall have no more than three loans outstanding at any time.

15.     Section 7.11 (Loans) subsection (c) is hereby deleted and replaced with the following:

    (c)        The amount of any loan shall not be less than $1,000 unless, in the event that a Participant demonstrates financial hardship, the Administrative Committee, in its sole discretion, approves a loan in an amount less than $1,000. The maximum amount of a Participant’s loan shall not exceed the lesser of: (1) 50% of the amount which the Participant would be entitled to receive from all his Accounts other than his Retirement Account and his Profit Sharing Account attributable to post-1992 Profit Sharing Contributions, if he had resigned from the service of the Employer and all Affiliates on the Valuation Date immediately preceding the date of such authorization; (2) the total amount of funds available in a Participant’s After-Tax Account, Before-Tax Account, Rollover Account, Coherent Before-Tax Account, Coherent Employer Account, Coherent Rollover Account, Salix Before-Tax Account, Salix Employer Account, Salix Rollover Account, Profit Sharing Account attributable to pre-1992 Profit Sharing Contributions, Ocular Account, Vivace Account and, prior to January 1, 2004, Matching Account; or (3) $50,000 reduced by the greater of:

16.     Section 7.12 (Withdrawals Prior to Termination of Employment and After Age 59-1/2) is hereby deleted and replaced with the following:

    (a)        A Participant who has attained age 59-1/2 may elect to withdraw amounts from his Before-Tax Account, After-Tax Account, Rollover Account, Matching Account, Salix Before-Tax Account, Salix Rollover Account, Coherent Before-Tax Account, Coherent Rollover Account, Ocular Account and Vivace Account as of the Valuation Date coinciding with or immediately preceding the date of such withdrawal; provided, however, that during a Plan Year not more than one withdrawal shall be made pursuant to this Section 7.12; provided, further, for Plan Years starting before December 31, 2001, that during a Plan Year, not more than an aggregate of two withdrawals shall be made by a Coherent Participant from his Coherent Accounts under this Section 7.12, Section 7.10 (Distribution of Participant’s After-Tax Account, Rollover Account, Salix Rollover Account, Coherent Rollover Account, Ocular Account and Vivace Account Prior to Termination of Employment) and Section 7.13 (Pre-59-1/2 Coherent Account Withdrawals; Hardship Withdrawals).

    (b)        Withdrawals made pursuant to this Section 7.12 shall be charged against the Participant’s Accounts in the following order:

    (i)        Pre-1987 After-Tax Account;

    (ii)        Post-1986 After-Tax Account;

    (iii)        Rollover Account, Ocular Account or Vivace Account;

    (iv)        Matching Account;

    (v)        Before-Tax Account;

    (vi)        Salix Before-Tax Account or Coherent Before-Tax Account;

    (vii)        Salix Rollover Account or Coherent Rollover Account.

        and made from the separate Funds in which such Accounts are invested pursuant to procedures established by the Administrative Committee, subject to the limitations or restrictions thereon imposed by the sponsor(s) of the respective Funds or by Section 5.2 (Common Fund).

17.     Section 7.13 (Pre-59-1/2 Coherent Account Withdrawals; Hardship Withdrawals) subsection (a) is hereby deleted and replaced with the following:

    (a)        Withdrawals Prior to Age 59½. Effective for Plan Years starting on or after December 31, 2001, no withdrawals will be allowed for Participants prior to the age of 59½, except as provided in subsection (b) below. For Plan Years prior to January 1, 2002, a Coherent Participant who has completed at least five (5) Years of Service may elect to withdraw all or a portion of his Coherent Employer Account and Coherent Rollover Account. Withdrawals made pursuant to this subsection 7.13(a) shall be charged against the Coherent Participant’s Coherent Accounts in the following order; provided, however, that during a Plan Year not more than two withdrawals from a Coherent Participant’s Coherent Accounts shall be made pursuant to this Section 7.13, Section 7.10 (Distribution of Participant’s After-Tax Account, Rollover Account, Salix Rollover Account, Coherent Rollover Account, Ocular Account and Vivace Account Prior to Termination of Employment) and Section 7.12 (Withdrawals Prior to Termination of Employment and After Age 59-1/2).

18.     Section 7.13 (Pre-59-1/2 Coherent Account Withdrawals; Hardship Withdrawals) subsection (b) is hereby deleted and replaced with the following:

    (b)        Hardship. A Participant who has not attained age 59½ may, upon the determination by the Administrative Committee that he has incurred a financial hardship, make a hardship withdrawal from his Before-Tax Contributions and Matching Contributions (together with any income allocated to his Before-Tax Account and Matching Account as of December 31, 1988), After-Tax Account, Rollover Account, Salix Before-Tax Account, Salix Rollover Account, Coherent Before-Tax Account, Coherent Rollover Account, Ocular Account and Vivace Account (but only to the extent of the pre-tax contributions made and pre-1989 earnings allocated thereto); provided, however, that after December 31, 2003, Matching Contributions and funds in the Matching Account will not be available for hardship withdrawal.

19.     In all other respects, said Plan is ratified and approved.

        If there is a conflict between the terms as stated in the original Tellabs Program and the terms as stated in this Amendment, the terms stated in this Amendment shall prevail.

      TELLABS OPERATIONS, INC.

By:

      Its: Executive Vice President Enterprise Services

        The undersigned, James M. Sheehan, does hereby certify that he is the duly elected, qualified and acting Secretary of Tellabs Operations, Inc. (the “Company”) and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of the Company with full power and authority to execute this First Amendment to the Tellabs Advantage Program on behalf of the Company and to take such other actions and execute such other documents as may be necessary to effectuate this Amendment.

      Secretary, Tellabs Operations, Inc.